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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 30, 2002


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-9592
                            (Commission File Number)

                  DELAWARE                                     34-1312571
          (State of incorporation)                          (I.R.S. Employer
                                                           Identification No.)

     777 MAIN STREET, FT. WORTH, TEXAS                            76102
  (Address of principal executive offices)                     (Zip Code)


                  Registrant's telephone number: (817) 870-2601




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ITEM 9. REGULATION FD DISCLOSURE

Attached and incorporated by reference hereto as Exhibit 99.1 is a press release issued by Range Resources Corporation on September 30, 2002.







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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              RANGE RESOURCES CORPORATION



                                              By:  /s/ Eddie M. LeBlanc
                                                 -------------------------------
                                                   Eddie M. LeBlanc
                                                   Chief Financial Officer

Date: October 1, 2002



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                                  EXHIBIT INDEX


   Exhibit Number         Item
   --------------         ------------------------------------------------------------
        99.1              Press Release of Range Resources Corporation dated September
                          30, 2002.